EXHIBIT 15

                           Joint Filing Agreement

     The undersigned hereby agree that any amendment to the Schedule 13D, relating to the common stock, par value $0.0001 per share, of United Auto Group, Inc., on or after the date as of which this joint filing agreement is made, are and will be filed jointly by the undersigned with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated as of September 12, 2000    INTERNATIONAL MOTOR CARS GROUP I, L.L.C.
                                       By:  PENSKE CAPITAL PARTNERS, L.L.C.
                                            Its Managing Member


                                            By: /s/ James A. Hislop
                                                -----------------------------
                                                James A. Hislop
                                                Managing Member

                                  INTERNATIONAL MOTOR CARS GROUP II, L.L.C.

                                       By:  PENSKE CAPITAL PARTNERS, L.L.C.
                                            Its Managing Member


                                            By: /s/ James A. Hislop
                                                -----------------------------
                                                James A. Hislop
                                                Managing Member

                                  PENSKE CAPITAL PARTNERS, L.L.C.


                                       By: /s/ James A. Hislop
                                           -----------------------------
                                           James A. Hislop
                                           Managing Member

                                  PENSKE CORPORATION


                                       By: /s/ Robert Kurnick
                                           -----------------------------
                                           Robert Kurnick
                                           Executive Vice President

                                  /s/ James A. Hislop
                                  -------------------------
                                  James A. Hislop

                                  /s/ Roger S. Penske
                                  -------------------------
                                  Roger S. Penske